Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, John H. Grady, President, Treasurer and Secretary of the American Real Estate Income Fund (the “Registrant”), certify that:

1.

The N-CSR of the Registrant for the period ended September 30, 2014 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ John H. Grady
John H. Grady
President, Treasurer and Secretary

Date:	December 10, 2014

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO GEMINI FUND SERVICES, LLC AND WILL BE RETAINED BY GEMINI FUND SERVICES, LLC AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Gerard Scarpati, Chief Financial Officer of the American Real Estate Income Fund (the “Registrant”), certify that:

1.

The N-CSR of the Registrant for the period ended September 30, 2014 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Gerard Scarpati
Gerard Scarpati
Chief Financial Officer

Date:	December 10, 2014

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO GEMINI FUND SERVICES, LLC AND WILL BE RETAINED BY GEMINI FUND SERVICES, LLC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.